Exhibit 10.9

Supplementary Agreement to Contractual Arrangements

THIS SUPPLEMENTAL AGREEMENT TO CONTRACTUAL ARRANGEMENTS (“this Supplemental Agreement”) is executed in the Chaoyang District of Beijing, the People’s Republic of China, on the day of February 13, 2020, by the following parties.

Party A: Kuke Future International Technology (Beijing) Co., Ltd. (“WFOE”)

Unified Social Credit Code: 91110105MA019CH24W

Address: Room 105, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

Party B: Beijing Kuke Music Co., Ltd. (“Kuke Music”)

Unified Social Credit Code: 91110105717747136P

Address: Room 207, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

Party C:

1.                  Beijing Geligao Consulting Services Co., Ltd.

Unified Social Credit Code: 91110105062848234W

Legal Representative: He YU

Address: Room 208, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

2.                  Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership)

Unified Social Credit Code: 91320583060164613P

Managing Partner: Kunshan Maidun Hengfeng Equity Investment Management Enterprise()

Address: Room 5143 International Finance Building, No. 538 Shang Yin Road, Huaqiao Town

3.                  Tian LV

ID: 110102198212013314

Address: 1-402 Building 17, No.34 Fuwai Street, Xicheng District, Beijing

4.                  Jun MA

ID: 11010519630501181x

Address: 7-401 Building 10, Maizidian Street, Chaoyang District, Beijing

5.                  He YU

ID: 110108197306035737

Address: 2-301, Building 236, Huixinli, Chaoyang District, Beijing

6.                  Peixian TAN

ID: 110105198210254113

Address: No. 101, Unit 3, Building 1, North Lane, Nantaipingzhuang, Chaoyang District, Beijing, China

7.                  Xingping ZUO

ID: 110108196504140015

Address: No. 910, 60th Floor, North Li Shi Road, Xicheng District, Beijing, China

8.                  Rongtao JIANG

ID: 110104197703051612

Address: 501, West Gate 6, 9/F, Caiyuan Dongli, Xuanwu District, Beijing, China

9.                  Jianming JIN

ID: 310223195801100257

Address:No.723, Huaxin Yuan, Dafang Town, Baoshan District, Shanghai, China.

10.           Liwei LIANG

ID: 130423198510014018

Address: No.23 Xiaokang Road, Shazhuang Village, Yanzhaiying Township, Linzhang County, Handan City, Hebei Province, China.

11.           Liping QIU

ID: 110105196409258139

Address: No. 1602, Gate 1, Building 18, Anyuan District, Anhui Beili, Chaoyang District, Beijing, China.

12.           Wei ZHAO

ID: 11010119820721203X

Address: No. 1201, Gate 3, 1st Floor, Anwai Donghayan, Dongcheng District, Beijing, China

13.           Hua XING

ID: 110108196308012307

Address: No. 202, 4th Floor, Zone 7, No. 15A, Wanshou Road, Haidian District, Beijing, China.

14.           Yuanxin XIU

ID: 370883198208030423

Address: No. 1002, Unit 1, Building 7, No. 8, Zhongtancun Avenue, Changping District, Beijing, China

15.           Haoxuan DIAO

ID: 110102197705070427

Address: No.10, Gate 4, Building 2, No.45, Xihuangchenggen South Street, Xicheng District, Beijing, China.

16.           Dingfeng LIU

ID: 410526196311150140

Address: No. 102, Unit 3, Building 5A, Tanghekou Street, Huairou District, Beijing, China

17.           Hanqing HUANG

ID: 310102198308172827

Address: 175 Baidu Road, Huangpu District, Shanghai, China

18.           Zheng TU

ID: 330501197803270015

Address: Room 401, Building 51, East Baiyutan District, Longquan Street, Wuxing District, Huzhou City, Zhejiang Province, China.

Party C 1 through 18 above are collectively referred to as the “Kuke Music Shareholders”.

The foregoing Parties A, B and C shall be referred to in this Agreement individually as “Party” and collectively as the “Parties”.

WHEREAS.

1. Party C are registered shareholders of Kuke Music, holding in aggregate 100% of the shares of Kuke Music.

2. that Party A and Party B have signed the Exclusive Consulting Service Agreement and the Exclusive Intellectual Property Rights Licensing Agreement on 26 February 2018.

3. Party A, Party B and Party C have signed the Exclusive Option Agreement, the Powers of Attorney and the Equity Interest Pledge Agreement on 26 February 2018 (the Exclusive Consulting Service Agreement, the Exclusive Intellectual Property Rights Licensing Agreement, the Exclusive Option Agreement, the Powers of Attorney and the Equity Interest Pledge Agreement are collectively referred to as the “Contractual Arrangements”).

4. The parties to this Supplemental Agreement intend to agree on additional matters in connection with the Contractual Arrangements signed above.

Accordingly, the parties have entered into the following supplemental agreements.

1. from the date of signing of this Supplemental Agreement, the agreement of the calculation and payment of the service fee in Article 1 of the Annex of the Exclusive Consulting Service Agreement is changed to: Kuke Music shall pay the audited profit before income tax after deducting relevant costs and reasonable expenses to WFOE as the service fee for the services provided by WFOE under this Agreement, subject to compliance with PRC laws and regulations.

2. as of the date of this Supplemental Agreement, the agreement of Article 5(3) of the Exclusive Option Agreement shall be changed to read: no sale, assignment, gift, pledge or other disposition or cause the management of Kuke Music and its subsidiaries to sell, assign, gift, pledge or otherwise dispose of any of the legal gain or beneficial interest in the asset, business or income, or allow any security interest to be created thereon, and if the Kuke Music Shareholder acquires any such interest, it shall notify WFOE within three business days and immediately assign such interest to WFOE without compensation.

3. as of the date of this Supplemental Agreement, the Kuke Music Shareholder further covenants and warrants to WFOE that if the Kuke Music Shareholder disposes of any of its equity interest in Kuke Music by any means such as sale, transfer, pledge or otherwise, or by any means such as capital reduction, which results in a reduction of the equity interest or beneficial interest in Kuke Music, so that the Kuke Music Shareholder acquires any such interest, it shall within three business days notify WFOE and immediately assign the interest in question to WFOE without compensation.

4. the original Contractual Arrangements shall remain in force except as expressly modified by this Supplemental Agreement. In the event of a conflict between this Supplemental Agreement and the original Contractual Arrangements, this Supplemental Agreement shall prevail.

5. this Supplemental Agreement shall become effective on the date it is signed and sealed by the parties.

6. this Supplemental Agreement shall become an inseparable part of the original Contractual Arrangements and shall have the same legal effect as the original Contractual Arrangements after it becomes effective.

7. this supplemental agreement is written in Chinese in twenty-one original copies, one copy for each party, and the remaining copies will be retained by Kuke Music and will have the same legal effect.

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